--------------------------------------------------------------------------------
QUEST PRODUCTS CORPORATION


                                  Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Quest Products Corporation (the "Company") on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Burton
A. Goldstein, CEO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                   /s/ Burton A. Goldstein
                                                   -----------------------------
                                                   Burton A. Goldstein
                                                   Chief Executive Officer


                                                   August 14, 2002


                 6900 Jericho Turnpike, Syosset, New York 11791
                    Tel: (516) 364-3500 Fax: (516) 364-6268